                                                                    EXHIBIT 10.1




                               SIXTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


        THIS SIXTH AMENDMENT TO THE REVOLVING CREDIT AGREEMENT (the "Sixth Amendment") is made as of January 31, 1996, among FRI-M Corporation, a Delaware corporation (the "Borrower"), Family Restaurants, Inc., a Delaware corporation ("FRI"), each of the Subsidiary Guarantors, each of the banks and institutions identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.


                              W I T N E S S E T H
                              - - - - - - - - - -

        WHEREAS, the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank have entered into the Revolving Credit Agreement, dated as of January 27, 1994, as amended by the First Amendment to the Revolving Credit Agreement, dated as of April 15, 1994, by the Second Amendment to the Revolving Credit Agreement, dated as of August 15, 1994, by the Third Amendment to the Revolving Credit Agreement, dated as of March 24, 1995, by the Fourth Amendment to the Revolving Credit Agreement, dated as of August 1, 1995, and by the Fifth Amendment to the Revolving Credit Agreement, dated as of October 31, 1995 (the "Credit Agreement");

        WHEREAS, Schedule A to this Sixth Amendment sets forth the aggregate amount of all outstanding Loans (including the Dividend Loan and the Overline Facility), Swing Line Advances and Syndicated Letters of Credit under the Credit Agreement as of January 31, 1996;

        WHEREAS, as of January 31, 1996, the Borrower is in default under the Credit Agreement as a result of its failure to comply with certain of the financial covenants contained therein and anticipates that it may continue to be in default for the fiscal quarters ending March 1996 and June 1996 under
Section 9.01 of the Credit Agreement, and as a result thereof, the Banks have no further obligations to make Loans or participate in Swing Line Advances or Syndicated Letters of Credit;

        WHEREAS, the Borrower has requested that the Banks waive all such existing and anticipated financial covenant Defaults and Events of Default under the Credit Agreement through July 31, 1996 in order that it may continue to make additional borrowings under the Credit Agreement up to specified amounts through July 31, 1996;

        WHEREAS, Section 2.07(g) of the Credit Agreement currently provides that no Bank will be obligated to extend any Loans or participate in any Swing Line Advances or Syndicated Letters of Credit so long as the total outstandings under the Credit Agreement (exclusive of the Dividend Loan and the Overline Facility) exceed $125,082,007, as such amount may be reduced from time to time in accordance with the terms of the Credit Agreement, on any day after October 31, 1995;

        WHEREAS, the Borrower has requested an additional advance in an aggregate amount of $14,625,000 to enable the Borrower to make an advance to FRI so as to permit FRI to pay interest on its $300,000,000 Senior Notes on February 1, 1996, and certain of the Banks are willing to provide such advance and the remaining Banks are willing to permit such additional advance to be made by such Banks, subject to the terms and conditions set forth herein; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

        1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

        2. The parties hereto agree that failure by the Borrower to meet certain of the financial covenants in subsections 8.03(a), (c), (d), (e), (f) and (g) for any periods ending on or prior to July 31, 1996 shall not constitute Defaults or Events of Default on or prior to July 31, 1996. Notwithstanding such waiver, after February 1, 1996, such Events of Default shall continue to exist for purposes of Section 8.02(f)(B)(III) of the Credit Agreement.

        3. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions:

                "Determination Date" shall mean the first date on which all of the Loans under the Credit Agreement become due and payable (upon maturity or


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
         otherwise) or there occurs an event of the type described in Section
         9.01 (g) or (h) hereof with respect to the Borrower or any Significant Subsidiary."

                "New Loan" shall mean a $14,625,000 advance made available to the Borrower on February 1, 1996 by certain Banks identified in Schedule B of the Sixth Amendment pursuant to which such Banks shall make an additional advance in an aggregate amount of $14,625,000, which shall constitute a Loan under the Credit Agreement for all purposes hereof; provided, that such additional Loan made under the New Loan shall not be included in determining whether the Borrower has exceeded the Total Commitment; andfurther provided, that repayment of the New Loan shall be subject to the provisions of Section 2.07 (f).

                "Sixth Amendment" shall mean the Sixth Amendment to Revolving Credit Agreement made as of January 31, 1996, among FRI- M Corporation, a Delaware corporation, Family Restaurants, Inc., a Delaware corporation, each of the Subsidiary Guarantors, each of the banks and institutions identified on the signature pages thereof and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.

         4. The following definitions of Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

                "Net Cash Proceeds" shall mean (i) when used in respect of any sale of assets in a liquidation or otherwise of FRI, the Borrower or any Subsidiary, the gross cash proceeds received by FRI, the Borrower, the relevant Subsidiary or the Collateral Agent from such sale or disposition less the costs of sale, including payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness which is paid or required to be paid as a result of such sale, all legal, accounting, title and recording tax expenses, commissions and other fees and expenses paid or to be paid in cash solely as a result of such sale, and all other federal, state, local and foreign taxes paid or payable, in connection therewith, and
         (ii) when used with respect to any loss, casualty, fire damage, theft, destruction or condemnation of any capital asset of FRI, the Borrower or any Subsidiary, the gross cash proceeds received by FRI, the Borrower or the relevant Subsidiary under any insurance policy or any award or compensation received, as the case may be, in each case as a result of any such loss, casualty, fire damage, theft, destruction or condemnation, net of all legal, accounting and other fees and expenses paid or to be paid in cash as a result of such loss, casualty, fire damage, theft, destruction or condemnation, and all other federal, state, local and foreign taxes paid or payable in connection therewith. Promptly upon receipt of any Net Cash Proceeds, other than pursuant to any Excluded Asset Sale, FRI or the Borrower shall deliver to the Agent a certificate signed by the chief financial officer of FRI or the Borrower, as the case may be, setting forth the amount of the gross cash proceeds received and the items deducted therefrom in reasonable detail in order to confirm the amount of such Net Cash Proceeds.

                "Pro Rata Share" shall mean, with respect to any Bank, (a) the proportion of such Bank's Commitment to the Total Commitment or, (b) if the Total Commitment shall have been cancelled or expired or there has been an acceleration under the Credit Agreement, the proportion of such Bank's then outstanding Loans (including Loans outstanding under the Overline Facility and the New Loan), Swing Line Advances and Syndicated Letters of Credit (including Syndicated Letters of Credit outstanding under the Overline Facility) to the aggregate amount of Loans (including Loans outstanding under the Overline Facility and the New Loan), Swing Line Advances and Syndicated Letters of Credit (including Syndicated Letters of Credit outstanding under the Overline Facility) then outstanding.

         5. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentences immediately after the pricing grid:

                "If the Borrower has not sold the Family Restaurant Division by March 1, 1996, the Applicable Margin for ABR Loans shall automatically increase by 50 basis points effective as of March 1, 1996.

                If the Borrower has not entered into a definitive agreement to sell the Family Restaurant Division on or prior to April 30, 1996, the Applicable Margin for ABR Loans shall increase by 25 basis points as of May 1, 1996."





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
         6. Section 2.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                "The Loans. Prior to the Termination Date, and subject to the terms and conditions of this Agreement, and except as otherwise provided in Section 2.07(f), upon the request of the Borrower, and upon the satisfaction by the Borrower or the waiver by each of the Banks of each of the conditions precedent contained inArticle VII applicable thereto, each of the Banks, severally and not jointly with the other Banks, agrees to make one or more Loans to the Borrower from time to time in an aggregate principal amount at any one time outstanding not to exceed its Commitment; provided, however, that the sum of (i) the aggregate outstanding Loans, plus (ii) the aggregate outstanding Swing Line Advances, plus (iii) the aggregate Face Amount of Syndicated Letters of Credit outstanding at any time may not exceed the Total Commitment andfurther provided that although the Loans include Loans and Syndicated Letters of Credit under the Overline Facility and the Loan under the New Loan, for purposes of this Agreement, the term Total Commitment and calculations to determine whether amounts have exceeded the Total Commitment shall be exclusive of the Loans and Syndicated Letters of Credit under the Overline Facility and the Loan under the New Loan. Certain Banks, as listed on Schedule B to the Sixth Amendment, agree to continue to provide the Overline Facility from the date of execution of the Sixth Amendment through July 31, 1996 and certain Banks, as listed on Schedule B to the Sixth Amendment, agree to provide the New Loan. Except as otherwise expressly provided herein and except that references to each Bank applicable to Loans under the Overline Facility and the New Loan shall refer only to the Banks identified in Schedule B to the Sixth Amendment, Loans under the Overline Facility and the New Loan shall be subject to the same terms and provisions as all other Loans."

         7. Section 2.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Optional Prepayment. The Borrower shall have the right, on not less than one Business Day's written notice to the Agent, to prepay the Overline Facility (and all optional prepayments shall be applied first to prepay the Overline Facility, except if any Loans have been made or Syndicated Letters of Credit issued in connection with the Remaining Available Commitment (as defined in Section 2.07(f)), in which case all optional prepayments shall be applied first to prepay such Loans or to reduce such Syndicated Letters of Credit in the manner provided in Section 2.07(d)(iii)(B) or (C)); after the Overline Facility (or Loans and Syndicated Letters of Credit with respect to the Remaining Available Commitment, if applicable) has been repaid, to prepay Loans (exclusive of the New Loan) bearing interest on the same basis and having the same Interest Periods, if any, in whole or in part, without premium or penalty, in the aggregate principal amount of $100,000 or in integral multiples of $100,000 in excess thereof (or, if the outstanding aggregate amount of such Loan is less than $100,000, then all of such lesser amount), together with accrued interest on the principal being prepaid to the date of prepayment; and after the Loans (exclusive of the New Loan) have been repaid, to prepay the New Loan in the aggregate principal amount of $100,000 or in integral multiples of $100,000 in excess thereof (or, if the outstanding aggregate amount of the New Loan is less than $100,000, then all of such lesser amount), together with accrued interest on the principal being prepaid to the date of prepayment. Subject to the terms and conditions hereof, prepaid Loans may be reborrowed.

         8. The last sentence of Section 2.07(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "The calculations under this Section 2.07(d) shall exclude Loans and Syndicated Letters of Credit outstanding under the Overline Facility and the Loan outstanding under the New Loan."

         9. Sections 2.07(f) and (g) of the Credit Agreement are hereby restated to read in their entirety as follows:

                "(f) Notwithstanding any contrary provision in this Section 2.07, from and after January 26, 1996, any Net Cash Proceeds received from the disposition of any individual asset or group of related assets (other than sales of inventory in the ordinary course of business and other than as provided in the following sentence) resulting in net proceeds to the Borrower of more than $100,000 shall be applied promptly following receipt thereof (i) first, with respect to Net Cash Proceeds received from January 26, 1996 through February 29, 1996, one-half of such Net Cash Proceeds to permanently reduce the Total

         Commitment and the Overline Facility on a pro rata basis and the remaining one-half of such Net Cash Proceeds, (x) first, to reduce Loans outstanding under the Total Commitment and the Overline Facility on a pro rata basis, (y) second, to reduce outstanding Syndicated Letters of Credit in the manner provided in Section 2.07(d)(iii)(B) or
         (C) and (z) third, to reduce the New Loan; provided, however, that the amount of such Net Cash Proceeds applied to reduce outstanding Loans and Syndicated Letters of Credit (the "Remaining Available Commitment") may only be reborrowed if the Overline Facility has been fully utilized; (ii) second, with respect to Net Cash Proceeds received on or after March 1, 1996, all of such Net Cash Proceeds to permanently reduce the Total Commitment and the Overline Facility on a pro rata basis, and (iii) third, once the Total Commitment and Overline Facility have been fully repaid, to permanently reduce the New Loan. Any Net Cash Proceeds received on or after February 1, 1996 from (i) the sale of subsidiaries of the Borrower or from the sale of assets representing more than ten percent of the revenues of any subsidiary of the Borrower or (ii) upon a liquidation which occurs subsequent to the Determination Date, shall be applied promptly following receipt thereof (x) first to permanently reduce the Total Commitment, the Overline Facility and, to the extent provided below, the New Loan on a pro rata basis and (y) second to permanently reduce the then outstanding New Loan;provided, however, that the amount of the New Loan which shall share in such Net Cash Proceeds pursuant to
         (x) above shall equal the amount by which the Total Commitment (exclusive of the Overline Facility) has been permanently reduced from February 1, 1996 to the earlier of (i) the date immediately prior to such sale and (ii) the Determination Date. Notwithstanding any contrary provision in this Section 2.07 (f) (i), the Borrower shall not be required to apply the Net Cash Proceeds received during the period from January 26, 1996 to February 29, 1996 to the permanent reduction of the Total Commitment and the Overline Facility until March 1, 1996. Any notes or other securities received in connection with any such disposition shall be pledged to the Banks until such notes and securities are liquidated, at which time the Net Cash Proceeds therefrom shall be applied as set forth in the two preceding sentences. Promptly upon receipt of any





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
         such Net Cash Proceeds, notes or marketable securities, FRI or the Borrower shall deliver to the Agent a certificate signed by the chief financial officer of FRI or the Borrower, as the case may be, setting forth the amount of the gross cash proceeds received and the items deducted therefrom in reasonable detail in order to confirm the amount of such Net Cash Proceeds and the amount of any notes or marketable securities received.

                (g) Notwithstanding any contrary provision in this Agreement, the Total Commitment of the Banks, as listed in Schedule B of the Sixth Amendment, is $119,614,067.59 (exclusive of the remaining balance on the Overline Facility and the New Loan), and no Bank will be obligated to extend any Loans (other than Loans under the Overline Facility and the New Loan) or participate in any Swing Line Advances or Syndicated Letters of Credit (other than Syndicated Letters of Credit under the Overline Facility) if the same would cause the total outstandings under this Agreement (exclusive of the Overline Facility and the New Loan) to exceed $119,614,067.59, as such amount may be reduced from time to time in accordance with the terms hereof, on any day after February 1, 1996."

         10. Section 7.03(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "(c) The Agent shall have received from the Borrower a certificate signed by an authorized officer of the Borrower specifying that the proceeds of such Loan, Swing Line Advance, Syndicated Letter of Credit or Overline Facility shall be used as working capital and to fund the operations of the Borrower and its subsidiaries and detailing the use of such proceeds; provided, that with respect to the Loan under the New Loan, such certificate shall specify that the proceeds of the New Loan shall be used on February 1, 1996 to make an advance to FRI so as to permit FRI to pay interest on the $300,000,000 Senior Notes."

         11. The text of Section 9.01 following Section 9.01(n) is hereby amended and restated to read as follows:

         "then (i) upon the happening and during the continuance of any of the foregoing Events of Default, the obligation of the Banks to make any further Loans, the obligation of the Swing Line Bank and the other Banks to make any further Swing Line Advances, the obligation of the Issuing Bank to issue any further Syndicated Letters of Credit, the obligation of the Banks to make any further Loans or to issue any further Syndicated Letters of Credit under the Overline Facility and the obligation of the Banks to make the Loan under the New Loan shall terminate upon declaration to that effect delivered by the Agent or the Required Banks to the Borrower and (ii) upon the happening of any of the foregoing Events of Default which shall be continuing, all Notes (including Notes for Loans made under the Overline Facility or the New Loan), Swing Line Advances and all Reimbursement Obligations (including Reimbursement Obligations for Syndicated Letters of Credit issued under the Overline Facility) shall become and be immediately due and payable upon declaration to that effect delivered by the Agent or the Required Banks to the Borrower;provided, that upon the happening of any event specified inSection 9.01(g) or (h) which involves the Borrower or any Significant Subsidiary, the Notes (including Notes for Loans made under the Overline Facility or the New
         Loan), Swing Line Advances and the Reimbursement Obligations (including Reimbursement Obligations for Syndicated Letters of Credit issued under the Overline Facility) shall become immediately due and payable and the obligations of the Banks to make any further Loans, the obligation of the Swing Line Bank and the other Banks to make any further Swing Line Advances, the obligation of the Issuing Bank to issue any further Syndicated Letters of Credit hereunder, the obligation of the Banks to make any further Loans or to issue any further Syndicated Letters of Credit under the Overline Facility and the obligation of the Banks to make the Loan under the New Loan shall terminate without declaration or other notice to the Borrower. Except as otherwise provided herein, the Borrower expressly waives any presentment, demand, protest or other notice of any kind."

         12. Section 11.03 of the Credit Agreement is hereby amended and restated to read as follows:

         "All funds for the account of the Banks received by the Agent in respect of payments made by the Borrower pursuant to, or from any Person on account of, this Agreement or any other Credit Document shall be distributed forthwith by the Agent among the Banks entitled thereto, in like currency and funds as received, ratably in proportion to their respective interests therein. Other than as provided for in

         Sections 2.06 and 2.07(f) of the Credit Agreement, and other than payments relative to the Loans outstanding under the Overline Facility, which shall be applied to the Banks identified in Schedule B of the Sixth Amendment on a pro rata basis, payments relative to the Loan outstanding under the New Loan, which shall be applied to the Banks identified in Schedule B of the Sixth Amendment on a pro rata basis, and Letter of Credit Fees with respect to Syndicated Letters of Credit issued under the Overline Facility, which shall be applied to the Banks identified in Schedule B of the Sixth Amendment on a pro rata basis, in the event that any Bank shall receive from the Borrower or any other source any payment of, on account of, or for or under this Agreement or any other Credit Document (whether received pursuant to the exercise of any right of set-off, banker's lien, realization upon any security held for or appropriated to such obligation or otherwise as permitted by law) other than in proportion to its Pro Rata Share, then such Bank shall purchase from each other Bank so much of its interest in obligations of the Borrower as shall be necessary in order that each Bank shall share such payment with each of the other Banks in proportion to each Bank's Pro Rata Share;provided, that no Bank shall purchase any interest of any Bank that does not, to the extent that it may lawfully do so, set-off against the balance of any deposit accounts maintained with it the obligations due to it under this Agreement; andprovided, further, that nothing herein contained shall obligate any Bank to apply any set-off or banker's lien or collateral security permitted hereby first to the obligations of the Borrower hereunder if the Borrower is obligated to such Bank pursuant to other loans or notes, but any such application of proceeds shall be in proportion to the total obligations of the Borrower to such Bank. In the event that any purchasing Bank shall be required to return any excess payment received by it, the purchase shall be rescinded and the purchase price restored to the extent of such return, but without interest."

                 13. Each Bank shall receive a fee of 25 basis points on such Bank's Commitment as of the date hereof. Such fee shall be paid to the Agent for the account of the Banks on March 1, 1996.

                 14. Notwithstanding any provision herein or in any Credit Document to the contrary, the Banks which are not participating in the Overline Facility, as indicated on Schedule B to the Sixth Amendment, or the New Loan, as indicated on Schedule B to the Sixth Amendment, (i) shall not be responsible for any liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature arising solely out of the Overline Facility or the New Loan, or any action taken or omitted to be taken by any Bank in connection therewith and
(ii) shall not receive or have any interest in any reimbursements relating to clause (i) above.

                 15. The Borrower and FRI represent and warrant that the execution and delivery of this Sixth Amendment by each of the Borrower, FRI and the Subsidiary Guarantors has been duly authorized by all necessary corporate action and this Sixth Amendment is enforceable without any further approval, authorization or consent.

                 16. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 17. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts and each such counterpart shall together constitute but one and the same instrument. This Sixth Amendment shall become effective as of the date hereof upon the delivery to the Agent of executed counterparts of this Sixth Amendment from the Company and the Banks and the Agent shall so inform all of the parties hereto.

                 18. The Credit Agreement, as amended hereby, shall be binding upon the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns.

                 19. Except as expressly provided in this Sixth Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect. The Credit Agreement as amended by this Sixth Amendment, the materials delivered pursuant hereto and the other Credit Documents constitute the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings among them relating to the subject matter hereof and thereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                        FRI-M CORPORATION


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        FAMILY RESTAURANTS, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Senior Vice President,
                                                  Chief Financial Officer



                                        FRI-FRD CORPORATION


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        FRI-DHD CORPORATION


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        FRI-NA CORPORATION


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President

                                        FRI-J CORPORATION


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        FRI-MRD CORPORATION


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        FRI-C CORPORATION


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CHI-CHI'S, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        CCMR OF CUMBERLAND, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Authorized Signatory



                                        CCMR OF GREENBELT, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President

                                        CCMR OF MARYLAND, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CCMR OF TIMONIUM, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CHI-CHI'S OF SOUTH CAROLINA, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CHI-CHI'S OF WEST VIRGINIA, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        COCO'S RESTAURANTS, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FAR WEST CONCEPTS, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President
                                        jojos RESTAURANTS, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        jojos CALIFORNIA FAMILY
                                        RESTAURANTS INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        EL TORITO RESTAURANTS, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President


                                        CARROWS RESTAURANTS, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        CARROWS CALIFORNIA FAMILY
                                        RESTAURANTS, INC.


                                        By: /S/ R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Agent for the Banks



                                        By:  /s/ FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Collateral Agent for the Banks



                                        By:  /s/ FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        Signing as a Bank, as the Issuing
                                        Bank and as the Swing Line Bank


                                        By:  /s/ FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        UNITED STATES NATIONAL BANK OF
                                          OREGON


                                        By:  /s/ ROGER LUNDEEN
                                           ------------------------------
                                           Name:  Roger Lundeen
                                           Title: Vice President, Special
                                                  Assets Group



                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, Los Angeles Agency


                                        By:  /s/ HIROAKI KOSEKI
                                           ------------------------------
                                           Name:  Hiroaki Koseki
                                           Title: Chief Manager and
                                                  Senior Vice President

                                        PEARL STREET L.P.


                                        By:  /s/ JOHN URBAN
                                           -----------------------------
                                           Name:  John Urban
                                           Title: Authorized Signatory

                                   Schedule A
                                   ----------

                     Outstandings as of January 31, 1996
                       under Revolving Credit Agreement
                       --------------------------------


            Letters of Credit*                     $ 40,240,273.00

            LIBOR Loans                                 ---

            Base Rate Loans**                        78,245,888.06

            Swing-Line Loans                            ---

            Dividend Loan***                            ---

              Total****                            $118,486,161.06
                                                   ===============




                      Outstanding as of January 31, 1996
                         under the Overline Facility
                      ----------------------------------

            Base Rate Loans                        $  7,599,651.15





____________________

*    Excluding Letters of Credit under the Overline Facility.

**   Excluding Loans under the Overline Facility.

***  The Dividend Loan has been fully repaid.

**** Excluding Loans and Letters of Credit under the Overline Facility.

                                   Schedule B
                                   ----------

                               Commitment      Overline Facility       New Loan
                            ---------------    -----------------    --------------
Availability Amount         $119,614,067.59      $7,650,281.28      $14,625,000.00
$ Amounts:
- - ----------

     Credit Lyonnais        $ 87,729,600.96      $7,650,281.28      $14,625,000.00
     Mitsubishi Trust       $ 11,945,921.06               0.00                0.00
     US Bank of Oregon      $ 11,963,127.40               0.00                0.00
     Pearl Street L.P.      $  7,975,418.27               0.00                0.00


Percentage Shares
- - -----------------
     Credit Lyonnais              73.343882%            100.00%             100.00%
     Mitsubishi Trust              9.987054%              0.00%               0.00%
     US Bank of Oregon            10.001439%              0.00%               0.00%
     Pearl Street L.P.             6.667626%              0.00%               0.00%